Exhibit 10.28

COLLEXIS HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

Collexis Holdings, Inc.
1201 Main St., Suite 980
Columbia, SC 29201
Attn: William Kirkland

Gentlemen:

1. Subscription.

1.1 Offering. The undersigned understands that Collexis Holdings, Inc., a corporation organized under the laws of the State of Nevada (the “Company”), is considering an investment/financing round of a maximum of $ and is offering (the “Offering”) to issue to certain accredited investors up to a total of shares of the common stock, par value $.001 per share (the “Shares”), of the Company for a price of $ per Share at the closing date, under the terms and conditions set forth in this Subscription Agreement. The minimum value of a subscription under this Subscription Agreement shall be $ per subscriber.

1.2 Subscription & Acceptance. The undersigned (the “Subscriber”) hereby subscribes for _________________________________ (___________) Shares for an aggregate issuance price of $__________ on the terms and conditions described herein. The Subscriber hereby delivers to the Company two executed copies of this Subscription Agreement and an executed copy of the Questionnaire. Upon (i) the receipt of the amount indicated above (by bank wire to the bank account identified in the wire instructions set forth on the signature page of this Subscription Agreement) and (ii) acceptance of this subscription by Company, the Company agrees to have issued to the undersigned a certificate representing the Shares subscribed for registered in the name of the undersigned (the “Closing”), whereupon use of the funds by the Company shall be unrestricted. The Company shall promptly notify the Subscriber of the acceptance or non-acceptance of the Subscriber’s subscription and/or termination of the Offering. If this subscription is not accepted by the Company, and the Subscriber is notified thereof in writing, (i) this Subscription Agreement shall thereupon be deemed to be terminated by both the Subscriber and the Company and automatically be terminated at such date of written notification, (ii) the Company will return the subscription price to the Subscriber (if paid) without interest and (iii) neither the Subscriber nor the Company shall owe each other anything or be liable to the other in any respect.

2. Representations, Warranties and Covenants of the Subscriber.

2.1 Questionnaire. The Subscriber represents and warrants to the Company that the statements set forth on the Subscriber’s Questionnaire are true, correct and complete.

2.2 Representations and Warranties. The Subscriber, by signing this Subscription Agreement, represents and warrants to the Company that:

(a) All Shares issued to the Subscriber are being issued for the Subscriber’s own account (or for accounts for which the Subscriber has sole investment discretion) for investment, without any intention of selling, further distributing, or otherwise disposing of the Shares.

(b) The Subscriber has been advised that none of the Shares are registered under the federal Securities Act of 1933, as amended (the “33 Act”), or any state securities laws. The Subscriber understands that the offering and sale of the Shares is intended to be exempt from registration under the 33 Act by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement and the Questionnaire.

(c) The Subscriber must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of until the undersigned can sell the Shares in compliance with Rule 144. The Shares will not be, and the Subscriber has no rights to require that the Shares be, registered under the Securities Act.

(d) The Subscriber understands that neither the Securities and Exchange Commission nor any state securities commission and/or authority has approved the Shares or passed upon or endorsed the merits of this Offering or confirmed the accuracy or determined the adequacy of any information provided by the Company to the Subscriber.

(e) The Subscriber shall bear the Subscriber’s own direct and indirect fees and expenses incurred in connection with the negotiation and preparation of this Subscription Agreement and the consummation and performance of the transactions contemplated herein. The Subscriber shall (i) pay the Subscriber’s own brokers’ and/or finders’ fees, if any, and (ii) indemnify the Company for any broker’s or finder’s fees for which it is responsible or claimed to be responsible.

(f) In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated herein or as contained in documents or answers to questions furnished to the Subscriber by the Company.

(g) The Subscriber is aware and understands that an investment in the Shares is a private equity investment, is subject to loss of part or the total of such investment (being the amount indicated in Section 1.2), and involves a high degree of risk and has asked such questions and reviewed such documents as the Subscriber deems necessary for evaluating such risk.

(h) The Subscriber does not presently have any reason to anticipate any change in the Subscriber’s economic circumstances or any other particular occasion or event, which would cause it to sell any of the Shares.

(i) The Subscriber is fully aware that in agreeing to issue such Shares to it and in entering this Subscription Agreement, the Company is relying upon the truth and accuracy of the representations and warranties of the Subscriber made herein.

(j) The Subscriber is experienced in investing in securities that have not been registered under the 33 Act or listed on an exchange, specifically early stage companies engaged in “high tech” or related businesses. The Subscriber has been granted the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Company, and to obtain such additional information as it deems necessary to verify the accuracy of the information contained in the offering materials or which otherwise may be desired to make an informed investment decision. The Subscriber understands that the Company has made available all documents, records and books pertaining to this investment for inspection by the Subscriber’s attorney and/or the Subscriber’s accountant and the Subscriber, and that the Company will make available the books and records of the Company, upon reasonable notice, for inspection by the Subscriber at reasonable hours at the Company’s principal place of business.

(k) Any certificate evidencing the Shares shall contain a legend similar to the following:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND IN RELIANCE ON EXEMPTIONS FROM REGISTRATION AVAILABLE UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED AT ANY TIME IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS IN EFFECT AT SUCH TIME; OR (ii) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH OFFER SALE OR TRANSFER AT ANY TIME WILL NOT VIOLATE THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

(l) Neither the Company nor its directors, officers, shareholders or employees, nor any other person, expressly or by implication, has represented, guaranteed or warranted to the undersigned as to any of the following:

(1) the Company’s future financial or operational performance; or
(2) that the past performance of the Company or its related entities, directors, officers, shareholders or employees, will in any way indicate the results of the Company.

3. Representations, Warranties and Covenants of the Company.

3.1 Organization and Existence. The Company is a corporation duly organized, validly existing and in good standing under the law of the State of Nevada.

3.2 Corporate Power. The Company (i) has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now being conducted and (ii) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the nature or location of its assets require such qualification and where the failure to be so qualified and in good standing would have a Material Adverse Effect on the Company. For purposes of this Agreement, “Material Adverse Effect” means, with respect to the Company, a materially adverse effect on the business, results of operations, financial condition, properties, assets or prospects of the Company.

3.3 Due Authorization; Enforceability. The Company has all necessary corporate power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby, under the terms and conditions herein, including without limitation conditions precedent.

3.4 Governmental Consents. Except as otherwise set forth in this Subscription Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality (each of the foregoing being a “Governmental Entity”) is required with respect to the Company in connection with the execution and delivery of this Subscription Agreement by the Company or the consummation by the Company of the transactions contemplated hereby.
3.5 Capitalization of the Company. The Company has two classes of stock authorized, consisting of 277,713,000 Shares and 10,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”). Without giving effect to the Offering, the Company has outstanding Shares and no shares of Preferred Stock. There are outstanding options and warrants to issue approximately Shares.

4. Disclosure.

This Offering is limited to certain accredited investors in reliance upon exemptions contained in the 33 Act and Regulation D promulgated thereunder and applicable state securities laws, as well as per the (other) terms and conditions set forth in this Subscription Agreement. Accordingly, the Company is offering the Shares utilizing this Subscription Agreement rather than a formal private offering memorandum. The Subscriber understands that this Subscription Agreement, together with information concerning the Company available in the EDGAR database on the Securities and Exchange Commission’s website, www.sec.gov, and any additional information or documents provided by the Company to the Subscriber, contains less information than would be included in a formal private offering memorandum. In making an investment decision, the Subscriber must rely on the Subscriber’s own examination of the Company (including without limitation the terms of the Offering), including the risks of the Offering as noted above and other risk factors described in the Company’s SEC filings.

5. Special Acknowledgements.

(i) NEW YORK RESIDENTS

THE OFFERING LITERATURE USED IN CONNECTION WITH THE OFFERING HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(ii) CALIFORNIA RESIDENTS:

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPTED FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS OFFERING ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATIONS BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(iii) CONNECTICUT RESIDENTS:

THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION AND HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT. THE SECURITIES OFFERED HEREBY CANNOT, THEREFORE, BE RESOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

6. Indemnification and Hold Harmless.

(a) If during the term of this Subscription Agreement, the Subscriber breaches any of the agreements, representations or warranties which the Subscriber has made in this Subscription Agreement, the Subscriber shall indemnify and hold harmless the Company (and its employees, agents, and affiliates) against any claim, liability, loss, damage or expense (including reasonable attorneys’ fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber’s breach.

(b) If during the term of this Subscription Agreement, the Company breaches any of the agreements, representations or warranties which the Company has made in this Subscription Agreement, the Company shall indemnify and hold harmless the Subscriber (and the Subscriber’s employees, agents and affiliates) against any claim, liability, loss, damage or expense (including reasonable attorneys’ fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Company’s breach.

7. Confidentiality.

Information concerning the Company is highly confidential and has been provided by the Company to potential Subscribers solely for use in connection with this Offering. This Subscription Agreement is personal to each offeree and does not constitute an offer to any other person. The Subscriber, by accepting delivery of this Subscription Agreement, agrees not to disclose to anyone, other than his or her professional advisors, any information concerning the Company.

8. Lock-up Provisions.

The Subscriber hereby agrees that, without the prior written consent of the Company, during the period from the date the Subscriber acquires Shares under this Subscription Agreement until the first anniversary of such date (the “Lock-Up Period”), the Subscriber:

(a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Shares purchased under this Subscription Agreement, and

(b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Shares purchased under this Subscription Agreement (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of any Shares purchased under this Subscription Agreement, whether or not such transaction is to be settled by delivery of Shares purchased under this Subscription Agreement, other securities, cash or other consideration;

provided, however, that the restrictions described in clauses (a) and (b) above do not apply to (x) transfers of Shares as a gift or for no consideration, provided that each donee agrees to be subject to the restrictions described in clauses (a) and (b) above; or (y) tenders of Shares made in response to a bona fide third party take-over bid made to all holders of Shares or any other acquisition transaction whereby all or substantially all of the Shares are acquired by a third party. The Subscriber hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Shares purchased under this Subscription Agreement for which the undersigned is the record holder.

9. Miscellaneous.

9.1 Governing Law. This Subscription Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within New York.

9.2 Entire Agreement; Waiver. This Subscription Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or understandings between them. This Subscription Agreement may not be modified in any manner unless in writing and signed by the party against whom enforcement thereof is sought. No waiver of any breach or condition of this Subscription Agreement shall be deemed a waiver of any subsequent breach or condition of a like or different nature.

9.3 Binding Effect. This Subscription Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that this Subscription Agreement may not be assigned by the Subscriber without the Company’s prior written consent.

9.4 No Third Party Beneficiaries. The provisions of this Subscription Agreement and of any other agreement between the Company and the Subscriber are solely for the benefit of the Company and the Subscriber and may be changed, terminated or revoked in writing at any time by mutual agreement between the Company and the Subscriber without notice or liability to any other person.

9.5 Further Assurances. Each of the parties hereto agrees to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents and to take all such further action as may be required by law or as may be necessary or appropriate in order to carry out the provisions of this Subscription Agreement.

9.6 Counterparts. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

9.7 Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any manner, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

EXECUTION PAGE

IN WITNESS HEREOF, the Subscriber has executed this Subscription Agreement.

SUBSCRIBER:

Name (Print) __________________________________________________________________

Address
	Street	City	State	Zip

Social Security Number or Tax Identification Number:___________________________________________________________

Number of Shares subscribed for:  ___________________

Subscription Price   $__________________ ($    per Share)

See wiring instructions below.

Date______________________, 2008

Signature of individual subscriber

OR

Entity Name:

By:

Name:

Title:

Wiring instructions for the abovementioned Subscription Price:

National Bank of South Carolina
Acct:  Collexis Holdings, Inc.
ABA# 053200666
Acct# 323591345904

Acknowledged and Accepted on__________________, 2008

COLLEXIS HOLDINGS, INC.

By:
William D. Kirkland, Chief Executive Officer

Be sure to send

(1) two signed copies of this Subscription Agreement; and

(2) a copy of the Questionnaire to:

Collexis Holdings, Inc.
William D. Kirkland, CEO
1201 Main Street
Suite 980
Columbia, SC 29201
Office: (803) 727 1113
Fax: (803) 727 1118